UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On November 7, 2012, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release describing the Company’s financial results for the three and nine month periods ending September 30, 2012. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01                                           Other Events

On November 5, 2012, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the issuance of two patents by the US Patent and Trademark Office covering Trokendi XR™.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 The following documents are furnished as Exhibits pursuant to Item 2.02 and Item 8.01, respectively, hereof:

Exhibit 99.1 – The following document is furnished November 7, 2012 of the Company regarding financial performance for the three and nine month periods ending September 30, 2012.

Exhibit 99.2 – Press Release dated November 5, 2012 of the Company regarding receipt of approval of two patents from the USPTO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

SUPERNUS PHARMACEUTICALS, INC.

DATED: November 7, 2012	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated November 7, 2012	Attached
99.2	Press Release dated November 5, 2012	Attached